Equity Method Investment (Details Textual) - USD ($)		9 Months Ended	12 Months Ended
	Mar. 28, 2018	Dec. 31, 2018	Dec. 31, 2018
Equity Method Investment (Textual)
Company acquired, description	The Company acquired a 24.9% interest in MMBD Trading by cash payment of $12,450. The remaining 75.1% of MMBD Trading was owned by 36.4% shareholders of the Company. The investment is accounted for under the equity method. Equity method investment is recorded at original cost and adjusted periodically to recognize: (i) the Company’s proportionate share of investee’ net income or losses after the date of the investment; (ii) additional contributions made or distributions received; and (iii) impairment losses relating to the investment.
Paid in cash equity method investment		$ 42,450
Net loss on equity method investment			$ (61,876)
Proportionate share of losses exceeds its investment		$ 19,426	$ 19,426